38878 11/97
Prospectus Supplement
dated November 24, 1997 to:

PUTNAM HIGH YIELD ADVANTAGE FUND
Prospectuses dated March 30, 1997, as revised October 30, 1997 and March 30, 1997


     Effective January 31, 1998, the fund will close to new shareholders, including investors in other Putnam funds wishing to invest in the fund through an exchange. Existing shareholders will be permitted to make new investments in their existing accounts without limitation.